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                                  Exhibit 10.3

                            WALLACE COMPUTER SERVICES
                            1997 STOCK INCENTIVE PLAN

1997 Stock Incentive Plan (previously filed as part of Exhibit A to the Registrant's Proxy Statement filed on January 31, 1997 and incorporated herein by reference to such report).